_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 25, 2005

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-121661	06-1199884
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ٱ

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ٱ

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ٱ

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

ٱ

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Item 8.01  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-121661) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By: James Raezer

       Name:  James T. Raezer

       Title:  Senior Vice President

Dated:  February 25, 2005

EXHIBIT INDEX

    Exhibit No.

Description

Page No.

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

February 25, 2005

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Re:

Greenwich Capital Acceptance, Inc.,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Greenwich Capital Acceptance, Inc., a Delaware corporation (the “Company”), in connection with the offering of approximately $416,690,000 aggregate principal amount of the Company’s New York Mortgage Trust 2005-1, Mortgage-Backed Notes, Series 2005-1 (the “Notes”) pursuant to a prospectus dated February 22, 2005, as supplemented by a prospectus supplement dated February 22, 2005 (the “Base Prospectus” and the “Prospectus Supplement,” respectively, and collectively the “Prospectus”).  A Registration Statement of the Company on Form S-3 relating to the Notes (Commission File No. 333-121661) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on January 10, 2005.  As set forth in the prospectus dated February 22, 2005, as supplemented by a prospectus supplement dated February 22, 2005 (the “Base Prospectus” and the “Prospectus Supplement,” respectively), the Notes will be issued under and pursuant to the conditions of an indenture dated as of February 1, 2005  (the “Indenture”), by and among New York Mortgage Trust 2005-1, a Delaware statutory trust (the “Issuer” or the “Trust”), Wells Fargo Bank, N.A., as trust administrator (the “Trust Administrator”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).  The Notes will be secured by a pool of hybrid and adjustable rate first lien residential mortgage loans (the “Mortgage Loans”), conveyed to the Trust by the Company pursuant to the terms of a sale and servicing agreement dated as of February 1, 2005  (the “Sale and Servicing Agreement”) among the Trust, as issuer, the Company, as depositor, New York Mortgage Trust Inc., New York Mortgage Funding, LLC, as seller, the Indenture Trustee, and Wells Fargo Bank, N.A., as trust administrator and master servicer.

We have examined a form of the Indenture, the Sale and Servicing Agreement, forms of the Notes, the Base Prospectus, the Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

The Sale and Servicing Agreement has been duly and validly authorized by all necessary action on the part of the Company and, when duly executed and delivered by the Company, and any other party thereto, the Sale and Servicing Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations.

(ii)

The issuance and sale of the Notes has been duly authorized by all requisite corporate action on the part of the Company and, when duly and validly executed and authenticated in accordance with the terms of the Indenture and the Sale and Servicing Agreement and delivered against payment therefor pursuant to the underwriting agreement dated February 22, 2005, among the Company and Greenwich Capital Markets, Inc., the Notes will be duly and validly issued and outstanding, and entitled to the benefits of the Indenture.

(iii)

For federal income tax purposes, neither the Trust nor any portion of the Trust will be classified as an association or a publicly traded partnership taxable as a corporation, or as a taxable mortgage pool within the meaning of section 7701(i) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Notes will be treated as debt for federal income tax purposes.

(iv)

The statements contained under the heading “Material Federal Income Tax Consequences” in the Base Prospectus and under the heading “Material Federal Income Tax Consequences” in the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Consequences” in the Base Prospectus and under the headings “Legal Matters” and “Material Federal Income Tax Consequences” in the Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP